J.P. Morgan Healthcare Conference January 13, 2025

Safe Harbor 2 This presentation contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to estimates and projections of future earnings per share, cash flow and revenue growth and other financial results, developments relating to the Company’s customers and end-markets, plans concerning business development opportunities, and acquisitions or divestitures. Words such as "believes," "intends," "anticipates," "plans," "expects," "projects," "forecasts," "will" and similar expressions, and references to guidance, are intended to identify forward-looking statements. Such statements are based on management's current assumptions and expectations and no assurances can be given that the Company’s assumptions or expectations will prove to be correct. A number of important risk factors could cause actual results to differ materially from the results described, implied or projected in any forward-looking statements. A detailed description of these risk factors can be found under the caption “Risk Factors” in the Company’s most recent quarterly report on Form 10-Q and in the Company’s other filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation. In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this presentation also includes non-GAAP financial measures. Guidance for future periods is provided on a non-GAAP basis and cannot be reconciled to the closest GAAP measures without unreasonable effort due to the unpredictability of the amounts and timing of events affecting the items the Company excludes from these non-GAAP measures. The amounts and timing of such events and items could be material to the Company’s results prepared in accordance with GAAP.

3 Financial Disclosures Estimated future results and historical growth rates presented and discussed today are based on 2024 guidance as provided on November 4, 2024 (2024E) and include: • Proforma results from recent acquisitions • Non-COVID financials Segment and business unit financial metrics presented and discussed today reflect management’s estimates of the Company’s new operating and reporting structure that became effective in Fiscal Year 2025 (December 30, 2024), and are subject to change Key Definitions: • LSD = 1-3% • MSD = 4-6% • HSD = 7-9% • LDD = 10-12% • LRP = Long-range plan

“This is the story you are going to hear… we’re revolutionizing science and transforming human lives with groundbreaking innovation.” 4

Where we started We reimagined our portfolio by acquiring leading scientific offerings and expertise 5 Divested Analytical Analytical business across Food and Applied markets Enhanced scientific expertise Higher recurring mix Leading market positions Analytical1/3 Life Sciences1/3 Reproductive Health1/3 Acquired substantial new capabilities Large Molecule Horizon Nexcelom Autoimmune, Allergy and Emerging Infectious Disease Oxford Immunotec IDS Category of One Legacy Today PerkinElmer Brand

Revvity at-a-glance

An innovative and differentiated Life Sciences and Diagnostics company

~$2.8B in revenue (2024E)



Segments
~50%
Life Sciences
~50%
Diagnostics



Geography
~25%
EMEA
~30%
APAC
~45%
Americas



Products
~80%
Recurring Revenue*
~20%
Non-recurring Revenue

*Consumables, services and software

Powered by **11,000+ employees** collaborating to pioneer groundbreaking solutions

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Uniquely positioned in specialized, high-growth markets, serving a diverse customer base

	Life Sciences	Diagnostics
Overview	Providing reagents, instruments, software and technology services, enabling pre-clinical R&D discovery and drug development	Providing assays, instruments, software and clinical lab services, enabling precision medicine and specialty diagnostic testing

Segment breakdown
(2024E) Revenue

Life Sciences


~$1.4B

- ~85% Life Sciences Solutions
- ~15% Software

Diagnostics


~$1.4B

- ~60% Immuno-diagnostics
- ~40% Reproductive Health

Key customers

Life Sciences	Diagnostics
Pharma / Biotech	Public Health Labs
Academia / Government	Reference Labs
	Hospitals / Clinics

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Life Sciences at-a-glance


~15%
Software
~$1.4B
Segment Revenue
(2024E)
~85%
Life Sciences Solutions

HSD
5-year historical average organic growth

~33%
Adjusted operating margin (2024E)

Market overview

$30B+
TAM

MSD
5-year market CAGR

- **Highly innovative** reagents and instrumentation
- **Transformed** portfolio
- **Full solutions** to enhance customer productivity
- Pursuing **adjacent opportunities** for additional growth

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Signals Software Supporting research informatics and clinical analytics workflows with comprehensive SaaS solutions Strong competitive positioning in innovative areas of Life Sciences 9 Key areas of focus Instruments Reagents Technology and licensing Investigating the function of genes, proteins and cells to accelerate research and drive discovery >75k Reagents offered Gene and cell modulation Microscopy reagentsCell analysis reagents Novel technologies aimed at accelerating innovation Leading instrument platforms for specialty pre-clinical research applications >35k Installed systems >150 Licensees In-vivo imaging High-content screening Automated cell counting Viral vectors Pin-PointTM base editing 1M+ Users

Diagnostics at-a-glance


~60%
Immunodiagnostics
~$1.4B
Segment Revenue
(2024E)
~40%
Reproductive Health

MSD
5-year historical average organic growth

~27%
Adjusted operating margin (2024E)

Market overview

$30B+
TAM

MSD
5-year market CAGR

Market-leading specialty diagnostics portfolio

Complete solutions for screening, early diagnosis, intervention, and informing treatment

Driving **innovation** and expanding **global capabilities**

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Newborn screening (NBS) Complete lab solutions from sample to results, ensuring early detection and improved health outcomes Complete NBS workflow management NBS analyzers Comprehensive solutions for high-precision clinical testing 11 Key areas of focus Emerging infectious disease Extensive suite of assays to assess acute and ongoing infections or to follow disease progression Infectious disease assays Autoimmunity and allergy Wide range of assays and innovative automation platforms for fast and accurate diagnostics Automated analyzers Clinical laboratories Global laboratories offer diverse clinical populations to improve diagnostic access and data interpretations Autoimmune assays Cell isolation systems

Bridging the gap from discovery to cure 12 as a key player in high-value areas of the drug development lifecycle Discovery and development Diagnosis to cure Screening Screening tools for early diagnosis and intervention Discovery Providing specialty reagents, antibodies and solutions for turning lab discoveries into treatment solutions Commercial Precise tools and technology for improving drug manufacturing Clinical Robust data management and analysis solutions to optimize clinical trials Pre-clinical development Advanced technologies for streamlining drug discovery and development Diagnostics and monitoring Precise technologies for performing clinical diagnosis and informing treatment guidance Focusing on specialized areas requiring innovation, not routine offerings, and connecting our unique capabilities to meet customer needs

PRODUCTS POSITIONING APPROACH Uniquely differentiated in three ways: 13

Serving our customers as strategic partners 14 APPROACH Pre-clinical drug evaluation Supporting drug discovery Manufacturing drug components Specialty clinical diagnostics Strategic partnerships with Pharma / Biotech across our portfolio to drive additional upside vs. the underlying market

Providing high-value, non-commoditized offerings

PRODUCTS

Examples of unique products:

Life Sciences | Diagnostics

Novel Antibodies and Specialty Reagents (Life Sciences)



TotalSeq™

Leading reagents portfolio of solutions for precise and reliable results

Research Platform (Life Sciences)



revvity signals

Comprehensive and scalable suite of data management and workflow solutions for scientists

Automated Newborn Screening Workflow (Diagnostics)



Eonis Q System

Unmatched breadth and depth of reproductive health offerings

Automated Indirect Immunofluorescence Testing (Diagnostics)



UNIQO 160



Autoimmune Testing Menu

Broad menu of autoimmune tests supported by differentiated automation solutions

Products that empower customers **to drive scientific insights** and **advance innovative solutions**

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Driving faster growth and greater profitability…

POSITIONING


% of Total
'24E Revenue
~$2.8B

% of Total	Business Unit	LRP Growth Profile	Positioning
~40%	Immunodiagnostics / Software	9-11%	▪ Cutting-edge **scientific innovation** drives strong competitive positioning ▪ Strong **recurring revenue** mix with **elevated incremental margins**
~40%	Life Sciences Solutions	6-8%	▪ Differentiated and **innovative reagents** with **complementary** pre-clinical **instruments** ▪ **Above-market** reagents growth with **strong margin profile**
~20%	Reproductive Health	2-4%	▪ Growth **outperforming global birth rates** ▪ Strong incremental margins and cash flow to **support continued investment**

Reaffirming our LRP financial targets: **6-8% organic growth in normal market environment (+MSD)**

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…Supported by the implementation of our transformed operating model 17 Driving innovation, customer satisfaction and strong financial performance TalentDigitalizationAgilityAccountability Articulating consistent operating philosophies to bridge strategy and execution Propelling internal innovation and technological advancements to meet customer needs Building dynamic enterprise architecture to drive valuable insights and enable execution Establishing a strong foundational culture to support and develop our talent The Revvity Business Model

Strong and differentiated financial outlook 18 Long-term outlook 75bps operating margin expansion 3% Life Sciences: 7-9% Diagnostics: 6-8% Organic revenue growth (200bps above market) 6-8% Double Digits Adj. EPS growth Future capital deployment is incremental to the LRP outlook above

Path to normalization to continue into 2025 To be dependent on level of organic growth; significant opportunity remains ~$70M ~20% Formal 2025 guidance to be provided during earnings call on January 31st Market Environment Margin Expansion Net Interest Expense Tax Rate Financial considerations for 2025 19

Bringing it all together 20 A Category of One An innovative Life Sciences and Diagnostics company with a unique portfolio and leading positions in high-growth end- markets Well-positioned with high recurring revenue along with compelling growth opportunities and resilient returns A strategic partner to customers bridging the gap from pre-clinical to clinical stages A company with a transformed portfolio that is execution focused A differentiated financial profile with attractive margin expansion potential and meaningful capital deployment opportunities

Expanding the boundaries of human potential through science 21